                                                                 EXHIBIT 10.1



                               FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made and entered into as of this 15th day of June, 2006, by and among GOLDLEAF FINANCIAL SOLUTIONS, INC. (F/K/A PRIVATE BUSINESS, INC.), a Tennessee corporation, as borrower (the "Borrower"), BANK OF AMERICA, N.A., a national banking association, as a lender ("Bank of America"), THE PEOPLES BANK, as a lender ("Peoples Bank") and THE BANKERS BANK, as a lender ("Bankers Bank") (collectively, with Bank of America and Peoples Bank, the "Lenders").

                              W I T N E S S E T H:

         WHEREAS, the Borrower and certain Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of January 23, 2006, as amended by that certain First Amendment thereto, dated as of February 17, 2006, that certain Second Amendment thereto, dated as of April 15, 2006, and that certain Third Amendment thereto, dated as of May 3, 2006 (as so amended, the "Credit Agreement"), pursuant to which certain Lenders extended certain financial accommodations to the Borrower; and

         WHEREAS, the Borrower has requested that the Lenders, and the Lenders have agreed to, subject to the terms hereof, amend certain provisions of the Credit Agreement as more fully set forth herein; and

         NOW, THEREFORE, in consideration of the premises, the terms and conditions contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms used herein and not expressly defined herein shall have the same respective meanings given to such terms in the Credit Agreement.

         2. AMENDMENTS TO CREDIT AGREEMENT.

               (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Collateral Documents," "Lender," "Loans," "Notes," "Revolving Credit Loan Note," "Term A Loan Note," "Term B Loan Maturity Date," "Term D Loan" and "Term Loans" in their entirety and replacing them with the following definitions:

                           "'Collateral Documents' means all agreements, instruments and documents now or hereafter executed and delivered in connection with this Agreement pursuant to which Liens are granted or purported to be granted to the Lenders in Collateral securing all or part of the Obligations each in form and substance satisfactory to Bank of America, for itself and for the benefit of the other Lenders, including, without limitation, the Borrower Security Agreement, the Subsidiary Security Agreement, the Borrower Stock Pledge Agreement and the Subsidiary Stock Pledge Agreement."

                           "'Lender' or 'Lenders' means, collectively, Bank of America, Peoples Bank and Bankers Bank, and each such Lender's successors and assigns; provided, however, that with respect to the Term B Loan, 'Lender' shall mean Bank of America."

                           "'Loans' means, collectively, the Revolving Credit Loan, the Term A Loan, and the Term B Loan, and "Loan" means any one of the foregoing."

                           "'Notes' means the Revolving Credit Loan Notes, the Term A Loan Notes, and the Term B Loan Note."

                           "'Revolving Credit Loan Note' means each of those certain revolving promissory notes in the aggregate principal amount not to exceed Nine Million Two Hundred Fifty Thousand Dollars ($9,250,000), dated as of the Fourth Amendment Date, issued by Borrower to the Lenders, and substantially in the form of Exhibit F attached hereto."

                           "'Term A Loan Note' means each of those certain promissory notes in the aggregate principal amount not to exceed Nine Million Seven Hundred Fifty Thousand Dollars ($9,750,000), dated as of the Fourth Amendment Date, issued by Borrower to the Lenders, and substantially in the form of Exhibit J attached hereto.

                           "'Term B Loan Maturity Date' means September 30, 2006, or such other date as payment of the remaining outstanding principal amount of the Term B Loan or of all remaining outstanding obligations shall be due (whether by acceleration or otherwise.)"

                           "'Term C Loan' means the term loan made on the Second Amendment Date from First Horizon Bank to Borrower in the amount of One Million Dollars ($1,000,000)."

                           "'Term D Loan' means the term loan made on the Second Amendment Date from Peoples Bank to Borrower in the amount of Seven Hundred and Fifty Thousand Dollars ($750,000), which as of the Fourth Amendment Date shall be deemed a Term A Loan."

                           "'Term Loans' means, collectively, the Term A Loan and the Term B Loan."

                       (b) Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new defined terms in appropriate alphabetical order:

                           "'Bankers Bank' means The Bankers Bank."

                           "'Fourth Amendment Date' means June 15, 2006."

     (c) Section 1.1 of the Credit Agreement is hereby amended by deleting the following defined terms in their entirety: "First Horizon," "Subsidiary Sale," "Term C Loan Maturity Date," "Term C Loan Note" and "Term D Loan Maturity Date."

     (d) Section 2.1 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

     "2.1 REVOLVING CREDIT LOAN; REVOLVING COMMITMENT. From the Closing Date and prior to the Revolving Credit Maturity Date, each Lender having a Revolving Commitment agrees severally, in accordance with their respective commitment ratios and not jointly, to provide a Revolving Credit Loan to Borrower, the amount of which shall not exceed the aggregate of, at any one time outstanding, Nine Million Two Hundred Fifty Thousand Dollars ($9,250,000), as reduced from time to time. Within the limits of the Revolving Commitment, and subject to other terms and conditions hereof or as may be imposed by the Autoborrow Agreement, Borrower may borrow under this Section 2.1, prepay under Section 2.5 and reborrow under this Section 2.1.

          (a) REVOLVING CREDIT. This is a revolving line of credit. Borrower may repay principal amounts and reborrow them.

          (b) MAXIMUM BORROWINGS. Borrower agrees not to permit the principal balance outstanding to exceed the Revolving Commitment. If Borrower exceeds the Revolving Commitment, Borrower will immediately pay the excess to the Lenders with interest to accrue at the Default Rate.

          (c) L/C OBLIGATIONS. After giving effect to any Revolving Credit Borrowings, the Outstanding Amount of the Revolving Credit Loan plus the outstanding amount of all L/C Obligations shall not exceed the Revolving Commitment.

          (d) INTEREST PAYMENTS. Borrower will pay interest beginning on March 31, 2006, and on the last day of each June, September, December and March thereafter (each an 'Interest Payment Date'), and ending on the Maturity Date, at which time the Outstanding Amount of the Revolving Credit Loan, and the Total Outstandings, including all accrued and unpaid interest, shall be due and payable in full.

          (e) INTEREST RATE. The interest rate applicable to the Revolving Credit Loan will be the rate per annum equal to, as elected by Borrower in accordance with Section 2.4 hereof, (i) LIBOR plus three percent (3.00%) or (ii) Lender's Base Rate.

          (f) INCREASE AND REDUCTION OF REVOLVING COMMITMENT. To the extent there has been a repayment, in full or in part, of the Term A Loan and/or Term B Loan pursuant to Section 2.12(c) hereof, the Revolving Commitment shall increase dollar for dollar by the amount of the repayments applied to the Term A Loan and/or Term B Loan, respectively, from such net cash proceeds. With respect to the increases to the Revolving Commitment pursuant to this Section 2.12(f), each Lender's portion of the Revolving Commitment shall increase in proportion to such Lender's pro rata share of the Term Loan being repaid. For the avoidance of doubt, upon repayment in full of both the Term A Loan and Term B Loan, Bank of America's portion of the Revolving Commitment will be Seventeen Million Dollars ($17,000,000), Peoples Bank's portion of the Revolving Commitment will be Four Million Dollars ($4,000,000) and Bankers Bank's portion will be Four Million Dollars ($4,000,000)."

     (e) Section 2.2(a)(ii)(B) of the Credit Agreement is hereby amended by deleting such subsection in its entirety.

     (f) Section 2.2 of the Credit Agreement is hereby amended by deleting subsections (c) and (d) in their entirety.

     (g) Section 2.11 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

          "Section 2.11 Collateral. Borrower's Obligations to the Lenders under this Agreement will be secured by the Collateral which Borrower or any of the Subsidiaries now or hereafter owns. The Collateral is defined in the Borrower Security Agreement, the Subsidiary Security Agreement, the Borrower's Stock Pledge Agreement and the Subsidiary Stock Pledge Agreement."

     (h) Section 2.12(a) of the Credit Agreement is hereby amended by replacing the semi-colon with a period and by deleting the proviso set for therein in its entirety.

     (i) Section 2.12(c) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

          "(c) Issuance of Equity Interests. On the first Business Day following the receipt by any Loan Party of net cash proceeds from the issuance of equity interests of Borrower, the Loans shall be repaid by an amount equal to one hundred percent (100%) of such net cash proceeds, together with any accrued interest on the portion of the Loans repaid; provided, however, that, with respect to the issuance of equity interests, no such repayment shall be required after the repayment in full of the Term A Loan and Term B Loan, (i) if Borrower notifies Lender that such net cash proceeds shall be used contemporaneously to pay all or a portion of the purchase price of an Acquisition permitted pursuant to Section 7.2(a), (g) or (h) hereof, (ii) with respect to proceeds from the exercise of warrants outstanding as of the date hereof, preferred stock and warrants issued to Lightyear pursuant to the terms of the Guarantee Commitment Letter between Lightyear and Borrower dated as of the date hereof (or the exercise thereof), or options currently outstanding or issued pursuant to employee benefit plans or (iii) with respect to equity issued as payment for services or property."

     (j) The final two sentences of Section 2.12 of the Credit Agreement are hereby amended by deleting such sentences in their entirety and replacing them with the following:

          "All repayments under this Section 2.12(a) shall be applied first, to the Term B Loan, until the same has been paid in full; second, pro rata to the Term A Loan, until the same has been paid in full; and third, to the Revolving Credit Loan, which shall result in a concurrent reduction of the Revolving Commitment. All repayments under this Section 2.12(b) and (c) shall be applied first, to the Term B Loan, until the same has been paid in full; second, pro rata to the Term A Loan, until the same has been paid in full; and third, to the Revolving Credit Loan."

     (k) The Credit Agreement is hereby amended by deleting Section 5.24 in its entirety.

     (l) Section 6.12(a) is hereby amended by deleting the first sentence of such subsection in its entirety and replacing it with the following:

          "(a) FUNDED DEBT TO EBITDA RATIO. Maintain on a consolidated basis a ratio of Funded Debt (excluding capital lease obligations effective from the Closing Date through October 31, 2006) to EBITDA not exceeding 2.00:1.00."

     (m) Section 7.3(e) is hereby amended by deleting such subsection in its entirety and replacing it with the following:

          "(e) at any time prior to October 31, 2006, capital lease obligations assumed in connection with Investments or Acquisitions permitted pursuant to Section 7.2 hereof, in an aggregate principal amount not to exceed One Million Five Hundred Thousand Dollars ($1,500,000);"

     (n) Section 7.5(e) of the Credit Agreement is hereby amended by deleting subsection (e) in its entirety and replacing it with the following:

          "(e) Reserved; and"

     3. AMENDMENTS TO COLLATERAL DOCUMENTS. Each of the Borrower Security Agreement, the Borrower Stock Pledge Agreement, the Subsidiary Security Agreement and the Subsidiary Stock Pledge Agreement are hereby amended by deleting each reference to "Bank of America" and replacing it with "Bank of America, for the benefit of the Lenders."

     4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to and in favor of the Lender as follows:

        (a) each representation and warranty set forth in Article 5 of the Credit Agreement, as amended hereby, is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent (i) previously fulfilled in accordance with the terms of the Credit Agreement, as amended hereby, (ii) the Borrower has provided the Lender updates to information provided to the Lender in accordance with the terms of such representations and warranties, or (iii) relating specifically to the Closing Date or otherwise inapplicable;

        (b) the Borrower and each Guarantor has the corporate power and authority (i) to enter into this Amendment, and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

        (c) this Amendment has been duly authorized, validly executed and delivered by one or more Responsible Officers of the Borrower and each Guarantor, and constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower);

        (d) the execution and delivery of this Amendment and performance by the Borrower under the Credit Agreement, as amended hereby, does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor be in contravention of or in conflict with the Articles of Incorporation or By-Laws of the Borrower, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is party or by which the Borrower's assets or properties are bound; and

        (e) no Default exists both before and after giving effect to this Amendment, and there has been no Material Adverse Effect both before and after giving effect to this Amendment.

     5. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. The effectiveness of this Amendment is subject to the following conditions precedent:

        (a) Receipt by Lenders of each of the following items, in each case in form and substance satisfactory to the Lenders:

           (i) this Amendment, duly executed and delivered by Borrower, the Guarantors and the Lenders;

           (ii) a Revolving Credit Loan Note, duly executed and delivered by Borrower in favor of Bank of America, in the amount of $5,355,263.16;

           (iii) a Revolving Credit Loan Note, duly executed and delivered by Borrower in favor of Peoples Bank, in the amount of $1,947,368.42;

           (iv) a Revolving Credit Loan Note, duly executed and delivered in favor of Bankers Bank, in the amount of $1,947,368.42;

           (v) a Term A Loan Note, duly executed and delivered by Borrower in favor of Bank of America, in the amount of $5,644,736.84;

           (vi) a Term A Loan Note, duly executed and delivered by Borrower in favor of Peoples Bank, in the amount of $2,052,631.58;

           (vii) a Term A Loan Note, duly executed and delivered by Borrower in favor of Bankers Bank, in the amount of $2,052,631.58;

           (viii) an assignment and assumption agreement from Bank of America to Peoples Bank with respect to a portion of Bank of America's interest in the Term A Loan, duly executed and delivered by each party thereto;

           (ix) an assignment and assumption agreement from Bank of America to Bankers Bank with respect to a portion of Bank of America's interest in the Term A Loan, duly executed and delivered by each party thereto; and

           (x) such other documents, certificates, instruments and information as the Lenders may reasonably request.

        (b) The Lenders shall have received all fees from the Borrower required to be paid in connection with this Amendment on the date hereof, pursuant to (i) that certain Fee Letter, dated as of the date hereof, between Borrower and Bank of America, (ii) that certain Fee Letter, dated as of the date hereof, between Borrower and Peoples Bank and (iii) that certain Fee Letter, dated as of the date hereto, between Borrower and Bankers Bank, and shall have been reimbursed for all reasonable fees, costs and expenses of closing, including all reasonable legal fees of Lenders' counsel, presented as of the date of this Amendment.

     6. GUARANTOR ACKNOWLEDGMENT.

        (a) Each of the Guarantors hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment. Each of the Guarantors hereby confirms that the Subsidiary Guaranty or Lightyear Guaranty, as applicable, to which it is a party or otherwise bound will continue to guarantee, as the case may be, to the fullest extent possible in accordance with such Guarantee the payment and performance of all "Guarantied Obligations" under each of the Guarantees, as the case may be (in each case as such terms are defined in the applicable Guarantee), including without limitation the payment and performance of all such "Obligations" under each of the Guarantees, as the case may be, in respect of the Obligations of the Borrower now or hereafter existing under or in respect of the Credit Agreement and the Notes defined therein.

        (b) Each of the Guarantors acknowledges and agrees that any of the Guarantees to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each of the Guarantors represents and warrants that all representations and warranties contained in the Credit Agreement, this Amendment and the Guarantee to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

        (c) Each of the Guarantors acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments of the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

     7. LENDERS' CONSENT. The Borrower has requested to repay the Term C Loan in full using proceeds from the Revolving Credit Loan on the Fourth Amendment Date and the Lenders hereby agree and consent to such repayment, notwithstanding anything to the contrary in the Credit Agreement. No consent by the Lenders under the Credit Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Lenders expressly reserve the right to require strict compliance in all other respects. Except as set forth herein, the consent agreed to herein shall not constitute a modification of the Credit Agreement or any of the other Loan Documents, or a course of dealing with the Lenders at variance with the Credit Agreement or any of the other Loan Documents, such as to require further notice by the Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.

     8. EFFECT OF AMENDMENT; NO NOVATION. Except as expressly set forth herein, the Credit Agreement shall remain unchanged and in full force and effect and shall constitute the legal, valid, binding and enforceable obligation of the Borrower to the Lender, and Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby. The terms of this Amendment are not intended to and do not serve as a novation as to the Credit Agreement or any Note or the indebtedness evidenced thereby. The parties hereto expressly do not intend to extinguish any debt or security interest created pursuant to the Credit Agreement or any document executed in connection therewith. Instead it is the express intention to affirm the Credit Agreement and the security created thereby.

     9. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     10. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

     11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the day and year first above written.


                                      GOLDLEAF FINANCIAL SOLUTIONS, INC.,
                                      as Borrower



                                      By:  /s/ J. Scott Craighead
                                          --------------------------------------
                                          Name: J. Scott Craighead
                                           Title: CFO


                                      BANK OF AMERICA, N.A., as Lender



                                      By:  /s/ Brian L. Martin
                                           -------------------------------------
                                           Name: Brian L. Martin
                                            Title: Senior Vice President


                                      THE PEOPLES BANK, as Lender


                                      By: /s/ William P. Rutledge
                                          --------------------------------------
                                          Name: William P. Rutledge
                                           Title: Banking Officer


                                      THE BANKERS BANK, as Lender


                                      By: /s/ Anne L. Cross
                                          --------------------------------------
                                          Name: Anne L. Cross
                                           Title: Executive Vice President





                                                             FOURTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                           SIGNATURE PAGE 1 of 4

ACKNOWLEDGED AND CONSENTED
TO BY THE FOLLOWING GUARANTORS:

PRIVATE BUSINESS INSURANCE, LLC



By: /s/ Michael Berman
    ------------------------------------
    Name: Michael Berman
      Title: General Counsel


FORSEON CORPORATION


By: /s/ Michael Berman
    ------------------------------------
    Name: Michael Berman
      Title: General Counsel


TOWNE SERVICES, INC.



By: /s/ Michael Berman
    ------------------------------------
    Name: Michael Berman
      Title: General Counsel


KVI CAPITAL, LLC



By: /s/ Michael Berman
    ------------------------------------
    Name: Michael Berman
      Title: General Counsel






                                                           FOURTH AMENDMENT TO
                                         AMENDED AND RESTATED CREDIT AGREEMENT
                                                         SIGNATURE PAGE 2 of 4

CAPTIVA FINANCIAL SOLUTIONS, LLC



By: /s/ Michael Berman
    ------------------------------------
    Name: Michael Berman
      Title: General Counsel





                                                             FOURTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                           SIGNATURE PAGE 3 of 4

ACKNOWLEDGED AND CONSENTED
TO BY THE FOLLOWING GUARANTOR:


THE LIGHTYEAR FUND, L.P.



By: /s/ Timothy Kacani
    ------------------------------------
    Name: Timothy Kacani
      Title: Vice President






                                                            FOURTH AMENDMENT TO
                                          AMENDED AND RESTATED CREDIT AGREEMENT
                                                          SIGNATURE PAGE 4 of 4